Exhibit 10.1

ASSIGNMENT OF PROMISSORY NOTE

This Assignment of Promissory Note (this “Assignment”) is entered into as of April 24, 2007, by and among Rudolf Gunnerman (“Gunnerman”), SulphCo, Inc., a Nevada corporation (the “Borrower”), and the entities identified on the signature pages hereto (each a “Buyer” and collectively “Buyers”), regarding assignment of that certain Promissory Note, dated December 31, 2004, in the principal amount of $7,000,000 issued by Borrower to Gunnerman (the “Note”).

NOW, THEREFORE, for good and valuable consideration, Gunnerman, Borrower and Buyer agree as follows:

1.     Purchase and Sale. Subject to the terms and conditions of this Assignment, Buyer agrees to purchase from Gunnerman and Gunnerman agrees to sell to Buyer the percentage share indicated on the signature pages hereto (“Allocated Portions”), all outstanding principal, interest and other sums due and owing under the Note (the “Assigned Loan”) and all right, title and interest of Gunnerman as "Lender" under the Note. The sale, transfer and assignment of the Assigned Loan shall be subject to the representations and warranties of Gunnerman as are provided in Section 7 of this Assignment.

2.     Consideration. The consideration to be given by Buyers to Gunnerman for the Assigned Loan (“Purchase Price”) shall, in the aggregate, be ninety percent (90%) of the principal and interest balance of the Note as of the Closing Date (defined below).

3.     Closing. The consummation of the sale and purchase pursuant to this Assignment (the “Closing”) is contemplated to occur on or before April 24, 2007 (the “Closing Date”) upon satisfaction of all conditions to Closing. As a condition precedent to Closing, Gunnerman agrees to cause to be delivered to Grushko & Mittman, P.C. on behalf of the Buyers an original Note reissued by Borrower in each Buyer’s name in the principal amount being assigned to each such Buyer pursuant to this Assignment and indicating therein the amount of interest assigned to each such Buyer (each a “Reissued Note”). Upon receipt of the Reissued Notes by Grushko & Mittman, P.C., each Buyer agrees to wire transfer to Gunnerman its Allocated Portion of the Purchase Price in accordance with wiring instructions set forth below. Upon confirmation of delivery by a Buyer of its Allocated Portion of the Purchase Price, Grushko & Mittman, P.C. will deliver a Reissued Note to such Buyer. In the event Grushko & Mittman, P.C. is not reasonably satisfied that a Buyer has transmitted its proportionate amount of the Purchase Price (as provided on the signature pages hereto (“Proportionate Amount”) to Gunnerman on or before April 27, 2007, then such Buyer’s Reissued Note shall be promptly delivered to Gunnerman for reissuance by Borrower to Gunnerman, and such Buyer shall no longer have the right to purchase any portion of the Assigned Loan. The address for deliveries and notices to Grushko & Mittman, P.C. is 551 Fifth Avenue, Suit 1601, New York, NY 10176, fax: (212) 697-3575. Gunnerman and each Buyer may terminate this Assignment if the Closing has not occurred by the Closing Date. Buyer shall pay the Purchase Price by wire transfer in immediately available United States funds to the following account (the “Seller Account”): to Grushko & Mittman, P.C., as escrow agent, pursuant to wire instructions provided.

4.     Purchase and Sale.

(a) Effective upon the Closing, and subject to and conditioned upon the terms, covenants, limitations, and conditions contained herein, Gunnerman hereby sells, transfers, and assigns to Buyer, and Buyer hereby purchases and accepts from Gunnerman, in each case on and as of the Closing Date, all of Gunnerman’s right, title and interest, in, to, and under each such Buyer’s Allocated Portion of the Assigned Loan.

(b) If Gunnerman receives any payments from the Company with respect to the Assigned Loan after the Closing Date, Gunnerman will forward to each Buyer, such Buyer’s Allocated Portion of such payments.

5.     Gunnerman’s Closing Documents. In connection with the Closing, Gunnerman shall deliver to Buyer, as provided in Section 3, original Reissued Note for each Buyer, executed Stock Option Agreement in the form agreed upon by Gunnerman and Buyers, an executed copy of this Assignment, and any other documents reasonably required by Buyer to effect the transactions contemplated hereunder (collectively “Gunnerman’s Closing Documents”).

6.     Buyer’s Closing Obligations. In connection with the Closing, Buyer shall deliver to Gunnerman, Buyer’s Proportionate Amount of the Purchase Price and an executed copy of this Assignment (collectively “Buyer’s Closing Items”):

7.     Representations and Warranties and Covenants of Gunnerman. Gunnerman hereby represents and warrants and covenants to Buyer as follows:

(a) Gunnerman is an individual, who is a U.S. citizen.

(b) Gunnerman has the full power and authority to execute, deliver and perform this Assignment and to enter into and consummate the transactions contemplated by and described in this Assignment. Gunnerman has duly authorized the execution, delivery and performance of this Assignment, has duly executed and delivered this Assignment and this Assignment constitutes a legal, valid and binding obligation of Gunnerman, enforceable against Gunnerman in accordance with its terms.

(c) As of the Closing Date, the outstanding principal balance of the Note is $5,000,000 and accrued and unpaid interest on the Note is $66,570.

(d) Gunnerman is the legal and beneficial owner and holder of the Assigned Loan and Gunnerman has not pledged, assigned or otherwise previously transferred the Assigned Loan. The Assigned Loan and Note are free and clear of any adverse claims created by Gunnerman or any liens, encumbrances, etc. whatsoever.

(e) Gunnerman has not modified nor amended the Assigned Loan nor agreed to modify or amend the Assigned Loan.

(f) Gunnerman is not aware of any valid offset, defense, counterclaim or right of rescission as to the Assigned Loan.

(g) Gunnerman was provided with the opportunity to present this Assignment and related documentation to an attorney for review and has determined upon his own free will to not avail himself of such right. He understands that the transaction contemplated by this Assignment is a sophisticated business and financial transaction, and he has the acumen and experience to review this Assignment and related documentation and to enter into the transactions set forth in the Assignment without the aid of counsel. Gunnerman acknowledges that he has not relied upon the advice, judgment or counsel of attorneys for either the Borrower or Buyer and he waives any claims he may have against them arising out of this transaction.

(h) Gunnerman is responsible for making any filings required to be made by him with all regulatory bodies arising from the transactions contemplated hereby.

8.     Representations and Warranties of Buyer. Each Buyer for itself only, hereby represents and warrants to Gunnerman:

(a) Buyer has all requisite power and authority to execute, deliver and perform this Assignment and to enter into and consummate the transactions contemplated by this Assignment. The officer or officers of Buyer who shall execute and deliver this Assignment have been duly authorized to do so by all requisite action on the part of Buyer. Buyer has duly authorized the execution, delivery and performance of this Assignment, has duly executed and delivered this Assignment and this Assignment constitutes a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

(b) Buyer has made such examination, review and investigation of the Assigned Loan, and of any and all facts and circumstances necessary to evaluate the Assigned Loan it has deemed necessary or appropriate. Except for the representations and warranties specifically and expressly made by Gunnerman above (a) Buyer has been and will continue to be solely responsible for Buyer’s own independent investigations as to all aspects of the transactions contemplated; and (b) Buyer has not relied upon any expressed or implied, written or oral, representation, warranty or other statement by or on behalf of Gunnerman concerning any of the, except for such representations and warranties of Gunnerman as are specifically and expressly provided in this Assignment.

(c) Buyer is acquiring the Assigned Loan without any view either to participate in (other than as described in this Assignment), or to sell the Assigned Loan in connection with, any public distribution thereof, and Buyer has no intention of making any distribution of the Assigned Loan in a manner which would violate applicable securities laws; provided, however, that nothing in this Assignment shall restrict or limit in any way Buyer’s ability and right to dispose of all or part of the Assigned Loan in accordance with such laws if at some future time Buyer deems it advisable to do so.

9.     Representations and Warranties and Agreements of Borrower. Borrower hereby represents and warrants and agrees as follows:

(a) To our knowledge, no third party or regulatory approval is necessary to enter into the transactions contemplated hereby, other than of Gunnerman, which approval is evidenced by a fully executed and delivered Assignment.

(b)  Borrower has not entered into any subordination agreement, nor is the Note subordinated to any other obligations of Borrower.

(c)  Borrower makes for the benefit of Buyers, as of the Closing Date, the representations and warranties made for the benefit of Gunnerman at the time the Note was issued.

(d)  At all times after the date hereof, Borrower will not take or permit any action, or cause or permit any other person or entity to take any action that impairs or adversely affects the rights of Buyers under the Reissued Note.

(e)  Borrower expressly waives for the benefit of Buyers any rights it may have to offset, defense, counterclaim or right of rescission as to the Assigned Loan which it may have had against Gunnerman.

(f)  Borrower acknowledges that the Buyers are not waiving any currently existing defaults or events of default under the Assigned Loan, and that the maturity date of the Assigned Loan remains as originally stated in the Note and that the Assigned Loan is due on the maturity date as set forth in the Note.

(g) Borrower acknowledges that as of the Closing Date, the aggregate outstanding principal amount of the Note, and upon reissuance of the Reissued Notes is $5,000,000 and the aggregate outstanding interest as of such date is $66,570.

10. Taxes. Each party shall be responsible for the payment of all taxes and charges, including sales and transfer taxes and recording taxes, resulting from or payable in connection with Gunnerman’s assignment of the Assigned Loan for which each party is liable as a matter of law. No party shall have the obligation to pay taxes due by another party.

11.     Further Assurances. Effective upon the Closing, Gunnerman, Borrower and Buyer each hereby covenant and agree to execute and deliver all such documents and instruments, and to take such further actions as may be reasonably necessary or appropriate, from time to time, to carry out the intent and purpose of this Assignment and to consummate the transactions contemplated hereby.

12.     Miscellaneous.

(a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to Gunnerman:	Rudolf Gunnerman
6601 Windy Hill Way
Reno, NV 89511

If to Borrower:	SulphCo., Inc.
850 Spice Islands Drive
Sparks, NV 89431

with a copy to:	K&L Gates
599 Lexington Avenue
New York, NY 10022
Attn: Robert Matlin, Esq.
Fax: (212) 536-3901

If to Buyers:	To the one or more addresses and telecopier numbers indicated on Schedule A hereto

With a copy to:	Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
Attn: Eliezer Drew, Esq.
Fax: (212) 697-3575

(b)  No Waiver. No delay or omission by either party hereto in exercising any right or power arising from any default by the other party hereto shall be construed as a waiver of such default or as an acquiescence therein, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right or power arising from any default by the other party hereto. No waiver of any breach of any of the covenants or conditions contained in this Assignment shall be construed to be a waiver of or an acquiescence in or a consent to any previous or subsequent breach of the same or of any other condition or covenant.

(c) No Third Party Beneficiary. This Assignment is made for the sole benefit of Gunnerman and Buyers and their respective successors and permitted assigns, and no other person or persons shall have any rights or remedies under or by reason of this Assignment or any right to the exercise of any right or power of either party hereto or arising from any default by either party hereto.

(d) Attorney Fees and Costs. In the event any legal action is undertaken in order to enforce or interpret any provision of this Assignment, the prevailing party in such legal action, as determined by the court, shall be entitled to receive from the other party the prevailing party’s reasonable attorneys’ fees and court costs.

(e) No Assignment to Third Party. Prior to Closing, this Assignment shall not be assigned by either party without the written consent of the other party, which consent may be withheld in such other party’s sole discretion.

(f) Integration; Entire Agreement. This Assignment and any documents executed in connection herewith or pursuant hereto constitute the entire understanding between the parties hereto with respect to the subject matter hereof, superseding all prior written or oral understandings, and may not be terminated, modified or amended in any way except by a written agreement signed by each of the parties hereto.

(g) Counterparts. This Assignment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same document. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

(h) Legal Effect. If any provision of this Assignment conflicts with applicable law, such provision shall be deemed severed from this Assignment, and the balance of this Assignment shall remain in full force and effect.

(i) Choice of Law and Venue; Jury Trial Waiver. This Assignment shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to principles of conflicts of law. GUNNERMAN, BORROWER AND BUYER WAIVE ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS ASSIGNMENT OR ANY TRANSACTION CONTEMPLATED HEREIN, INCLUDING CLAIMS BASED ON CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER COMMON LAW OR STATUTORY BASES. Each party hereby submits to the exclusive jurisdiction of the state and federal courts located in the County of New York, State of New York.

(j) Gunnerman, Borrower and Buyer shall each bear their own expenses, including legal fees, incident to the negotiation and preparation of this Assignment and the consummation of the transaction contemplated thereby.

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IN WITNESS WHEREOF the undersigned have executed this Assignment of Promissory Note as of the date above written.

RUDOLF GUNNERMAN
____________________________________________

[Signature Page to Assignment Promissory Note, etc.]
[Signatures of Buyers Continued Next Page]

[BUYER SIGNATURE PAGES TO ASSIGNMENT OF PROMISSORY NOTE]

IN WITNESS WHEREOF the undersigned have executed this Assignment as of the first date above written.

Name of Buyer: _________________

Signature of Authorized Signatory of Buyer: __________________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Fax Number of Buyer:

Address for Notice to Buyer:

With a copy to (which shall not constitute notice):

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
Attn: Eliezer Drew, Esq.
Fax: (212) 697-3575
Email: counslers@aol.com

Address for Delivery of Securities for Buyer (if not same as above):

Proportionate Amount of Purchase Price: $__________

Wire Amount:$______________

Proportionate Amount: _______%

Reissued Note Principal Amount: $_________

ACKNOWLEDGEMENT, AGREEMENT AND CONSENT

The undersigned hereby consents to the foregoing Assignment of Promissory Note.

SULPHCO, INC.	Address for Notice: 850 Spice Islands Dr. Sparks, NV 89431
By: __________________________________________ Name: Title:
With a copy to (which shall not constitute notice): K&L Gates 599 Lexington Avenue New York, NY 10022 Attn: Robert Matlin, Esq. Fax: (212) 536-3901

[Signature Page to Assignment of Promissory Note, etc.
Acknowledgement, Agreement and Consent]

ACKNOWLEDGEMENT, AGREEMENT AND CONSENT

The undersigned hereby consents to the foregoing Assignment of Promissory Note.

___________________________________________
DORIS GUNNERMAN

[Signature Page to Assignment of Promissory Note, etc.
Acknowledgement, Agreement and Consent]